UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): September 25, 2019

                         MASCOTA RESOURCES CORPORATION
                   (Exact name of registrant as specified in its charter)

       Nevada                                                  36-4752858
--------------------------       ------------------         -------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)

                            7976 East Phillips Circle
                            Centennial, CO 80112-3231
                       ----------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's  telephone  number,  including area code: (303) 961-7690

                                       N/A
                        ---------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

                                                        Name of Each Exchange
  Title of Each Class        Trading Symbol(s)           on Which Registered
  -------------------        -----------------          ---------------------
        None                        N/A                          N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03  Amendment to Articles of Incorporation or Bylaws, Change in Fiscal
           Year.

     On September  25,  2019,  shareholders  owning a majority of the  Company's
outstanding   shares  of  common  stock  amended  the   Company's   Articles  of
Incorporation to:

     o change the name of the Company from Mascota Resources Corp. to Virtual Interactive Technologies Corp.; and

     o reverse split the outstanding shares of the Company's common stock on a 20-for-1 basis.

     The amendment was filed with the Nevada Secretary of State on September 25, 2019.

     The name change and reverse stock split will become effective in the over-the-counter markets following notification by FINRA of the effective date of the name change and reverse stock split.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 1, 2019              MASCOTA RESOURCES CORPORATION



                                    By:  /s/ Jerry Lewis
                                         -------------------------------------
                                         Jerry Lewis, Director